Exhibit 4.10
Execution Version

KENNEDY-WILSON, INC.,

as Issuer
KENNEDY-WILSON HOLDINGS, INC.,

as Parent

THE SUBSIDIARY GUARANTOR PARTIES HERETO
and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

SUPPLEMENTAL INDENTURE NO. 9
Dated as of March 2, 2018

to

INDENTURE

Dated as of March 25, 2014

5.875% SENIOR NOTES DUE 2024

SUPPLEMENTAL INDENTURE NO. 9 (the “Supplemental Indenture”), dated as of March 2, 2018, among Kennedy-Wilson, Inc., as issuer (the “Issuer”), Kennedy-Wilson Holdings, Inc., as parent (the “Parent”), the Subsidiary Guarantors party hereto and Wilmington Trust, National Association, as trustee (the “Trustee”).
WITNESSETH THAT:
WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture (the “Base Indenture”), dated as of March 25, 2014 (such Base Indenture, as amended, supplemented or otherwise modified from time to time, including the First Supplemental Indenture (as defined below) and this Supplemental Indenture, the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series (capitalized terms used in this Supplemental Indenture without definition have the respective meanings given to them in the Indenture);
WHEREAS, the Issuer, the Parent, the Subsidiary Guarantors party thereto and the Trustee entered into that certain Supplemental Indenture No. 1, dated as of March 25, 2014 (the “First Supplemental Indenture”), relating to the Issuer’s 5.875% Senior Notes due 2024 (the “Notes”);
WHEREAS, the Issuer has determined to issue $250,000,000 principal amount of Additional Notes pursuant to transactions that are exempt from, or not subject to, the registration requirements of the Securities Act;
WHEREAS, in connection with the issuance of such Additional Notes, the Issuer desires to provide for certain additional covenants, terms and conditions to apply to the Notes in compliance with Sections 9.01(v) and 9.01(ix) of the First Supplemental Indenture;
WHEREAS, Sections 9.01(v) and 9.01(ix) of the First Supplemental Indenture authorize the Issuer to enter into this Supplemental Indenture without the consent of any Holder;
WHEREAS, the Issuer has duly authorized the execution and delivery of this Supplemental Indenture, subject to the terms and conditions of this Supplemental Indenture;
WHEREAS, the Issuer has requested that the Trustee execute and deliver this Supplemental Indenture;
WHEREAS, all requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms and to give effect to the terms and conditions set forth in this Supplemental Indenture and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects; and
WHEREAS, pursuant to Sections 2.10 and 9.01 of the First Supplemental Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes.

I.DEFINITIONS
The following definitions supplement, and, to the extent inconsistent with, replace the definitions in the Base Indenture and the First Supplemental Indenture:
“Depositary Participant” means any member of, or participant in, the Depositary.
“Depositary Procedures” means, with respect to any transfer, exchange or transaction involving a Global Note or any beneficial interest therein, the rules and procedures of the Depositary applicable to such transfer, exchange or transaction.
“Exchange Note” means any Note issued pursuant to an Exchange Offer Registration Statement in exchange for another Note;
“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.
“Global Note” means any Note that is a Global Security.
“Global Note Legend” means a legend substantially in the form set forth in Exhibit B.
“Institutional Accredited Investor” means any entity that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and that is not a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.
“Institutional Accredited Investor Global Note” means an Institutional Accredited Investor Note that is a Global Note.
“Institutional Accredited Investor Note” means (A) each Note that, on the original issue date thereof, was issued to one or more Institutional Accredited Investors, other than in reliance upon Rule 144A, and each Note issued in exchange therefor or substitution thereof; and (B) each Institutional Accredited Investor Note issued pursuant to Section 3.02(B)(i) or 3.02(B)(iv) in exchange for, or upon the transfer of, another Note, and each Note issued in exchange therefor or substitution thereof; provided, however, that a Note will cease to be an Institutional Accredited Investor Note when such Note is transferred to, or exchanged for, an Exchange Note or a Note that does not bear the U.S. Restricted Note Legend or that is a Rule 144A Note or a Regulation S Note.
“Institutional Accredited Investor Physical Note” means an Institutional Accredited Investor Note that is a Physical Note.
“Physical Note” means any Note that is not a Global Security.
“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date of this Supplemental Indenture, among the Issuer, the Parent, the Subsidiary Guarantors party thereto and, as representative of the initial purchasers, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Regulation S” means Regulation S under the Securities Act (or any successor rule thereto), as the same may be amended from time to time.
“Regulation S Global Note” means a Regulation S Note that is a Global Note.
“Regulation S Note” means (A) each Note that, on the original issue date thereof, was issued and sold in reliance on Regulation S, and each Note issued in exchange therefor or substitution thereof; and (B) each Regulation S Note issued pursuant to Section 3.02(B)(iii) in exchange for, or upon the transfer of, another Note, and each Note issued in exchange therefor or substitution thereof; provided, however, that a Note will cease to be a Regulation S Note when such Note is transferred to, or exchanged for, an Exchange Note or a Note that does not bear the U.S. Restricted Note Legend or that is a Rule 144A Note.
“Regulation S Physical Note” means a Regulation S Note that is a Physical Note.
“Rule 144” means Rule 144 under the Securities Act (or any successor rule thereto), as the same may be amended from time to time.
“Rule 144A” means Rule 144A under the Securities Act (or any successor rule thereto), as the same may be amended from time to time.
“Rule 144A Global Note” means a Rule 144A Note that is a Global Note.
“Rule 144A Note” means (A) each Note that, on the original issue date thereof, was issued and sold in reliance upon Rule 144A and not Regulation S, and each Note issued in exchange therefor or substitution thereof; and (B) each Rule 144A Note issued pursuant to Section 3.02(B)(ii) or 3.02(B)(iv) in exchange for, or upon the transfer of, another Note, and each Note issued in exchange therefor or substitution thereof; provided, however, that a Note will cease to be a Rule 144A Note when such Note is transferred to, or exchanged for, an Exchange Note or a Note that does not bear the U.S. Restricted Note Legend or that is a Regulation S Note or an Institutional Accredited Investor Note.
“Rule 144A Physical Note” means a Rule 144A Note that is a Physical Note.
“U.S. Restricted Note Legend” means a legend substantially in the form set forth in Exhibit A.
“U.S. Transfer-Restricted Note” means any Note that is not an Exchange Note and that constitutes a “restricted security” (as defined in Rule 144); provided, however, that such Note will cease to be a U.S. Transfer-Restricted Note upon the earliest to occur of the following events:
(A)    such Note is exchanged for an Exchange Note pursuant to an Exchange Offer Registration Statement;
(B)    such Note is sold or otherwise transferred to a Person (other than the Issuer or an “affiliate” (as defined in Rule 144) of the Issuer) pursuant to a registration statement that was effective under the Securities Act at the time of such sale or transfer;

(C)    such Note is sold or otherwise transferred to a Person (other than the Issuer or an “affiliate” (as defined in Rule 144) of the Issuer) pursuant to an available exemption (including Rule 144) from the registration and prospectus-delivery requirements of, or in a transaction not subject to, the Securities Act and, immediately after such sale or transfer, such Note ceases to constitute a “restricted security” (as defined in Rule 144); and
(D)    such Note is eligible for resale, by a Person that is not an “affiliate” (as defined in Rule 144) of the Issuer and that has not been an “affiliate” (as defined in Rule 144) of the Issuer during the immediately preceding three (3) months, pursuant to Rule 144 without any limitations thereunder as to volume, manner of sale, availability of current public information or notice.
The Trustee is under no obligation to determine whether any Note is a U.S. Transfer-Restricted Note and may conclusively rely on an Officer’s Certificate with respect thereto.
II.    RULE 144A INFORMATION
The Issuer will furnish to Holders and to prospective investors of the Notes, upon the requests of such Holders or investors, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as such Notes are not freely transferable under the Securities Act.
III.    SUPPLEMENTAL LEGENDING AND TRANSFER PROVISIONS
The provisions set forth in this Article III supplement, and, to the extent inconsistent therewith, supersede, the Indenture.
3.01        LEGENDS.
(A)        Global Note Legend. Each Global Note will bear the Global Note Legend (or any similar legend, not inconsistent with the Indenture, required by the Depositary for such Global Note).
(B)        U.S. Restricted Note Legend. Subject to the other provisions of this Supplemental Indenture,
(i)        each Note that is a U.S. Transfer-Restricted Note will bear the U.S. Restricted Note Legend; and
(ii)        if a Note is issued in exchange for, in substitution of, another Note (such other Note being referred to as the “old Note” for purposes of this Section 3.01(B)(ii)), including pursuant to Section 2.8 of the Base Indenture or Section 3.02, such Note will bear the U.S. Restricted Note Legend if such old Note bore the U.S. Restricted Note Legend at the time of such exchange or substitution; provided, however, that such Note need not bear the U.S. Restricted Note Legend if such Note does not constitute a U.S. Transfer-Restricted Note immediately after such exchange or substitution;

(C)        Other Legends. A Note may bear any other legend or text, not inconsistent with the Indenture, as may be required by applicable law or by any securities exchange or automated quotation system on which such Note is traded or quoted.
(D)        Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Note bearing any legend required by this Section 3.01 will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.
3.02        TRANSFERS AND EXCHANGES; CERTAIN TRANSFER RESTRICTIONS.
(A)        Requirement to Deliver Documentation and Other Evidence. If a Holder of any Note that is identified by a “restricted” CUSIP number or that bears a U.S. Restricted Note Legend or is a U.S. Transfer-Restricted Note requests to:
(i)        cause such Note to be identified by an “unrestricted” CUSIP number;
(ii)        remove such U.S. Restricted Note Legend; or
(iii)        register the transfer of such Note to the name of another Person, then the Issuer may refuse to effect such identification, removal or transfer, as applicable, unless there is delivered to the Issuer such certificates or other documentation or evidence as the Issuer may reasonably require to determine that such identification, removal or transfer, as applicable, complies with the Securities Act and other applicable securities laws (which may include certifications in the forms set forth in Exhibit C and Exhibit D hereto with such revisions as the Issuer or the Trustee reasonably deems appropriate); provided, however, that no such certificates, documentation or evidence need be so delivered in connection with the exchange of such Note for an Exchange Note pursuant to an Exchange Offer Registration Statement (other than such as may be required as set forth in such Exchange Offer Registration Statement). The Issuer will provide the Trustee and Registrar in writing with any determination made by it in connection with the foregoing sentence.
(B)        Restrictions Applicable to Transfers Between Rule 144A Notes, Institutional Accredited Investor Notes and Regulation S Notes.
(i)        Transfers of Interests from a Rule 144A Note to an Institutional Accredited Investor Note. A Rule 144A Physical Note or a beneficial interest in a Rule 144A Global Note may not be transferred to a Person who takes delivery thereof in the form of an Institutional Accredited Investor Physical Note or a beneficial interest in an Institutional Accredited Investor Global Note unless:
(a)        in the case such Person is to take such delivery in the form of a beneficial interest in an Institutional Accredited Investor Global Note, the transferor delivers to the Registrar (1) a written order from a Depositary Participant or an indirect Depositary Participant given to the Depositary in accordance with the

Depositary Procedures directing the Depositary to credit or cause to be credited a beneficial interest in such Institutional Accredited Investor Global Note in an amount equal to the interest to be transferred; and (2) instructions given in accordance with the Depositary Procedures containing information regarding the Depositary Participant account to be so credited, or, in lieu of the foregoing, such other instructions or documentation as the Registrar may reasonably require in order to comply with the Depositary Procedures in connection with such transfer;
(b)        without limiting the generality of Section 3.02(A), such transferor delivers to the Registrar a certificate substantially in the form set forth in Exhibit C hereto, including the certification set forth in Item 5 thereof; and
(c)        without limiting the generality of Section 3.02(A), such transferee Person delivers to the Registrar a certificate substantially in the form set forth in Exhibit D hereto, including the certification set forth in Item 1(a)(ii) thereof.
(ii)        Transfers of Interests from an Institutional Accredited Investor Note to a Rule 144A Note. An Institutional Accredited Investor Physical Note or a beneficial interest in an Institutional Accredited Investor Global Note may not be transferred to a Person who takes delivery thereof in the form of a Rule 144A Physical Note or a beneficial interest in a Rule 144A Global Note unless:
(a)        in the case such Person is to take such delivery in the form of a beneficial interest in a Rule 144A Global Note, the transferor delivers to the Registrar (1) a written order from a Depositary Participant or an indirect Depositary Participant given to the Depositary in accordance with the Depositary Procedures directing the Depositary to credit or cause to be credited a beneficial interest in such Rule 144A Global Note in an amount equal to the interest to be transferred; and (2) instructions given in accordance with the Depositary Procedures containing information regarding the Depositary Participant account to be so credited, or, in lieu of the foregoing, such other instructions or documentation as the Registrar may reasonably require in order to comply with the Depositary Procedures in connection with such transfer;
(b)        without limiting the generality of Section 3.02(A), such transferor delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit C hereto, including the certification set forth in Item 3 thereof; and
(c)        without limiting the generality of Section 3.02(A), such transferee Person delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit D hereto, including the certification set forth in Item 1(a)(i) thereof.
(iii)        Transfers of Interests from a Rule 144A Note or an Institutional Accredited Investor Note to a Regulation S Note. A Rule 144A Physical Note or

Institutional Accredited Investor Note, or a beneficial interest in a Rule 144A Global Note or Institutional Accredited Investor Note, may not be transferred to a Person who takes delivery thereof in the form of a Regulation S Physical Note or a beneficial interest in a Regulation S Global Note unless:
(a)        in the case such Person is to take such delivery in the form of a beneficial interest in an Regulation S Global Note, the transferor delivers to the Registrar (1) a written order from a Depositary Participant or an indirect Depositary Participant given to the Depositary in accordance with the Depositary Procedures directing the Depositary to credit or cause to be credited a beneficial interest in such Regulation S Global Note in an amount equal to the interest to be transferred; and (2) instructions given in accordance with the Depositary Procedures containing information regarding the Depositary Participant account to be so credited, or, in lieu of the foregoing, such other instructions or documentation as the Registrar may reasonably require in order to comply with the Depositary Procedures in connection with such transfer;
(b)        without limiting the generality of Section 3.02(A), such transferor delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit C hereto, including the certification set forth in Item 4 thereof; and
(c)        without limiting the generality of Section 3.02(A), such transferee Person delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit D hereto, including the certification set forth in Item 1(b) thereof.
(iv)        Transfers of Interests from a Regulation S Note to a Rule 144A Note or an Institutional Accredited Investor Note. A Regulation S Physical Note or a beneficial interest in a Regulation S Global Note may not be transferred to a Person who takes delivery thereof in the form of a Rule 144A Physical Note or Institutional Accredited Investor Note, or a beneficial interest in a Rule 144A Global Note or Institutional Accredited Investor Note, unless:
(a)        in the case such Person is to take such delivery in the form of a beneficial interest in a Rule 144A Global Note or Institutional Accredited Investor Note, as applicable, the transferor delivers to the Registrar (1) a written order from a Depositary Participant or an indirect Depositary Participant given to the Depositary in accordance with the Depositary Procedures directing the Depositary to credit or cause to be credited a beneficial interest in such Rule 144A Global Note or Institutional Accredited Investor Note, as applicable, in an amount equal to the interest to be transferred; and (2) instructions given in accordance with the Depositary Procedures containing information regarding the Depositary Participant account to be so credited, or, in lieu of the foregoing, such other instructions or documentation as the Registrar may reasonably require in order to comply with the Depositary Procedures in connection with such transfer;

(b)        without limiting the generality of Section 3.02(A), such transferor delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit C hereto, including the certification set forth in Item 3 or Item 5 thereof, as applicable; and
(c)        without limiting the generality of Section 3.02(A), such transferee Person delivers to the Registrar, if reasonably requested by the Issuer, a certificate substantially in the form set forth in Exhibit D hereto, including the certification set forth in Item 1(a)(i) or Item 1(a)(ii) thereof, as applicable.
IV.    MISCELLANEOUS
4.01        INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS OF THE FIRST SUPPLEMENTAL INDENTURE.
Sections 11.01, 11.02, 11.03, 11.04, 11.05, 11.06, 11.07, 11.08, 11.09 and 11.11 of the First Supplemental Indenture will apply to this Supplemental Indenture as if the same were reproduced herein, mutatis mutandis.
4.02        INTERPRETATION.
This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and all subsequent supplements thereto, including this Supplemental Indenture, will be read together.
4.03        TRUSTEE’S DISCLAIMER.
The Trustee will not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect or the recitals contained in this Supplemental Indenture, all of which recitals are made solely by the Issuer, the Parent and the Subsidiary Guarantors party hereto.
[Remainder of this Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
KENNEDY-WILSON, INC., as Issuer

By:	/s/ Justin Enbody Name: Justin Enbody

Title:	Chief Financial Officer
KENNEDY-WILSON HOLDINGS, INC, as Parent

By:	/s/ Justin Enbody Name: Justin Enbody

Title:	Chief Financial Officer

[Signature Page to Supplemental Indenture No. 9]

KENNEDY-WILSON PROPERTIES, LTD.
KENNEDY-WILSON PROPERTY SERVICES, INC.
KENNEDY-WILSON PROPERTY SERVICES II, INC.
KENNEDY WILSON PROPERTY SERVICES III, L.P.
KENNEDY-WILSON PROPERTY EQUITY, INC.
KENNEDY-WILSON PROPERTY EQUITY II, INC.
KENNEDY-WILSON PROPERTY SPECIAL EQUITY, INC.
KENNEDY-WILSON PROPERTY SPECIAL EQUITY II, INC.
KENNEDY WILSON PROPERTY SPECIAL EQUITY III, LLC
K-W PROPERTIES
KENNEDY WILSON PROPERTY SERVICES III GP, LLC
KW BASGF II MANAGER, LLC
KWF INVESTORS I, LLC
KWF INVESTORS III, LLC
KWF MANAGER I, LLC
KWF MANAGER II, LLC
KWF MANAGER III, LLC
KENNEDY WILSON OVERSEAS INVESTMENTS, INC.
FAIRWAYS 340 CORP.
KW–RICHMOND, LLC
SG KW VENTURE I MANAGER LLC
KW LOAN PARTNERS I LLC
KW SUMMER HOUSE MANAGER, LLC
KW MONTCLAIR, LLC
KW SERENADE MANAGER, LLC
K-W SANTIAGO INC.
KW REDMOND MANAGER, LLC
DILLINGHAM RANCH AINA LLC
68-540 FARRINGTON, LLC
KW DILLINGHAM AINA LLC
KENNEDY WILSON FUND MANAGEMENT GROUP, LLC
KENNEDY-WILSON INTERNATIONAL
KENNEDY-WILSON TECH LTD.
KWP FINANCIAL I
KENNEDY-WILSON PROPERTIES, LTD.

[Signature Page to Supplemental Indenture No. 9]

KENNEDY WILSON AUCTION GROUP INC.
KWF MANAGER IV, LLC
KW IRELAND, LLC
KENNEDY WILSON PROPERTY EQUITY IV, LLC
KENNEDY WILSON REAL ESTATE SALES & MARKETING
KWF INVESTORS IV, LLC
KWF INVESTORS V, LLC
MEYERS RESEARCH, LLC
KW ARMACOST, LLC
SANTA MARIA LAND PARTNERS MANAGER, LLC
KW INVESTMENT ADVISER, LLC
KENNEDY-WILSON CAPITAL
KW FOUR POINTS LLC
KW LOAN PARTNERS VII, LLC
KWF INVESTORS VII, LLC
KWF MANAGER VII, LLC
KW RESIDENTIAL CAPITAL, LLC
KW BOISE PLAZA, LLC
KW LOAN PARTNERS VIII, LLC
KENNEDY WILSON PROPERTY SERVICES IV, L.P.
KENNEDY WILSON PROPERTY SERVICES IV GP, LLC
KW EU LOAN PARTNERS II, LLC
KW 1200 MAIN LLC
KW HARRINGTON LLC
KW 5200 LANKERSHIM MANAGER, LLC
KWF MANAGER X, LLC
KWF MANAGER XI, LLC
KWF MANAGER XII, LLC
KW REAL ESTATE VENTURE XIII, LLC
KWF MANAGER XIII, LLC
KW EU LOAN PARTNERS III, LLC
KW EU INVESTORS I, LLC
KW RICHFIELD PLAZA, LLC
KW CURRIER SQUARE SHOPPING CENTER, LLC
KW CREEKVIEW SHOPPING CENTER, LLC
KW SECURITIES, LLC
KW VICTORY LAND LOAN, LLC
KW VICTORY PLAZA LOAN, LLC
COUNTRY RIDGE IX, LLC

[Signature Page to Supplemental Indenture No. 9]

KW EU INVESTORS VIII, LLC
KW PARK SANTA FE, LLC
KW CYPRESS, LLC
KW TACOMA CONDOS, LLC
KW DESERT RAMROD SPONSOR, LLC
KW RED CLIFF SHOPPING CENTER, LLC
KW HOLIDAY VILLAGE SHOPPING CENTER, LLC
KW 9350 CIVIC CENTER DRIVE, LLC
KW TAYLOR YARD 55, LLC
KW HILLTOP MANAGER II, LLC
KW BOZEMAN INVESTORS, LLC
KW ONE BAXTER WAY GP, LLC
KW RIVERDALE AND 36, LLC
KW 400 CALIFORNIA MEMBER, LLC
KW CIG MANAGEMENT SERVICES, LLC
KW TERRA WEST SPONSOR, LLC
KW HANOVER QUAY, LLC
KENNEDY WILSON PROPERTY EQUITY VI, LLC
KENNEDY WILSON PROPERTY SERVICES VI, LLC
KW LV 3 SPONSOR, LLC
KW NB LLC
KW CAMARILLO LAND, LLC,
as Subsidiary Guarantors

By:	/s/ Justin Enbody Name: Justin Enbody

Title:	Authorized Signatory

[Signature Page to Supplemental Indenture No. 9]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Y. Schweiger Name: Jane Y. Schweiger
Title:    Vice President

[Signature Page to Supplemental Indenture No. 9]

EXHIBIT A

FORM OF U.S. RESTRICTED NOTE LEGEND

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

(A)	SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY:

(I)
(1) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2),(3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS);

(II)	TO THE ISSUER; OR

(III)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT,

IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

A-1

(B)
THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

A-2

EXHIBIT B

FORM OF GLOBAL NOTE LEGEND

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

B-1

EXHIBIT C

FORM OF TRANSFER CERTIFICATE FROM TRANSFEROR

Kennedy-Wilson, Inc.
151 S El Camino Drive
Beverly Hills, California 90212
Attention: Chief Financial Officer

Wilmington Trust, National Association
Global Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Attention: Kennedy-Wilson, Inc. Administrator

Re:	5.875% Senior Notes due 2024

Ladies and Gentlemen:
Reference is made to that certain base indenture (the “Base Indenture”), dated as of March 25, 2014 (such Base Indenture, as amended, supplemented or otherwise modified from time to time, and, together with the First Supplemental Indenture (as defined below), the “Indenture”), between Kennedy-Wilson, Inc. (the “Issuer”) and Wilmington Trust, National Association, as trustee (the “Trustee”), and that certain Supplemental Indenture No. 1, dated as of March 25, 2014 (the “First Supplemental Indenture”), among the Issuer, the guarantors named therein and the Trustee, relating to the Issuer’s 5.875% Senior Notes due 2024 (the “Notes”). Capitalized terms used but not defined in this certificate have the respective meanings given to them in the Indenture.

The undersigned (the “Transferor”) owns and proposes to transfer (the “Transfer”) the following principal amount of the Transferor’s [beneficial interests in the Global Note][Physical Note] identified in Annex A hereto:
$

to:
(the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor certifies that (check one):

1.	☐ Such Transfer is being made to the Issuer or a Subsidiary of the Issuer.

2.	☐ Such Transfer is being made pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of the Transfer.

3.
☐    Such Transfer is being made pursuant to, and in accordance with, Rule 144A, and, accordingly, the Transferor further certifies that such [beneficial interest][Physical Note] is being transferred to a Person that the Transferor reasonably believes is purchasing such [beneficial interest][Physical Note] for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.

4.	☐ Such Transfer is being made pursuant to, and in accordance with, Rule 904 of Regulation S, and the Transferor makes the representations set forth in Annex B hereto.

5.
☐    Such Transfer is being made pursuant to, and in accordance with, any other available exemption from the registration requirements of the Securities Act (including, if available, the exemption provided by Rule 144).

Each of the Issuer and the Trustee is entitled to rely upon this Certificate and is irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Dated:

(Name of Transferor)

By:
Name:
Title:

Signature Guaranteed:

(Participant in a Recognized Signature
Guarantee Medallion Program)

By:
Authorized Signatory

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following (check one):

a.	☐ A beneficial interest in a Rule 144A Global Note identified by:
CUSIP No.

b.	☐ A Rule 144A Physical Note identified by:
CUSIP No.                       and Certificate No.

c.	☐ A beneficial interest in an Institutional Accredited Investor Global Note identified by:
CUSIP No.

d.	☐ An Institutional Accredited Investor Physical Note identified by:
CUSIP No.                       and Certificate No.

e.	☐ A beneficial interest in a Regulation S Global Note identified by:
CUSIP No.

f.	☐ A Regulation S Physical Note identified by:
CUSIP No.                       and Certificate No.

2.	After the Transfer, the Transferee will hold the following (check one):

a.	☐ A beneficial interest in a Rule 144A Global Note identified by:
CUSIP No.

b.	☐ A Rule 144A Physical Note identified by:
CUSIP No.

c.	☐ A beneficial interest in an Institutional Accredited Investor Global Note identified by:
CUSIP No.

d.	☐ An Institutional Accredited Investor Physical Note identified by:
CUSIP No.

e.	☐ A beneficial interest in a Regulation S Global Note identified by:
CUSIP No.

f.	☐ A Regulation S Physical Note identified by:
CUSIP No.

g.	☐ A beneficial interest in an “unrestricted” Global Note identified by:
CUSIP No.

h.	☐ An “unrestricted” Physical Note identified by:
CUSIP No.

ANNEX B TO CERTIFICATE OF TRANSFER

If the Transfer is being made pursuant to, and in accordance with, Rule 904 of Regulation S, then the Transferor makes the following representations:

1.
The Transferor is not (i) a “distributor” (as defined in Regulation S) with respect to the Notes; (ii) an affiliate of the Issuer or such a distributor (other than any officer or director who is an affiliate solely by virtue of holding such position); or (iii) a Person acting on behalf the Issuer or any Person specified in clause (i) or (ii) above.

2.	The Transfer is being made in an “offshore transaction” (as defined in Regulation S) by virtue of satisfying the requirements of either clause (i), (ii) or (iii) below:

i.
(A) the Transfer is not made to any Person in the United States; and (B) either (x) at the time the buy order is originated, the Transferor is outside the United States, or the Transferor and any Person acting on its behalf reasonably believe that the Transferor is outside the United States; or (y) the Transfer is executed in, on or through the facilities of a “designated offshore securities market” (as defined in Regulation S), and neither the Transferor nor any Person acting on its behalf knows that the Transfer has been pre-arranged with a buyer in the United States; or

ii.	the Transferee is a Person specified in Rule 902(k)(vi) of Regulation S; or

iii.	the Transfer is to a Person holding an account of the type specified in Rule 902(k)(2)(i) of Regulation S, solely in such Person’s capacity as a holder of such account.

3.	The Transfer does not involve any offer or sale of securities specifically targeted at identifiable groups of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas.

4.
No “directed selling efforts” (as defined in Regulation S) have been or will be made in the United States by the Transferor, an affiliate of the Transferor or any Person acting on behalf of the Transferor or such an affiliate.

5.
If the Transferor is an affiliate of the Issuer or a distributor solely by virtue of being an officer or director of the Issuer or a distributor, no selling concession, fee or other remuneration will be paid in connection with the Transfer, other than the usual and customary broker’s commission that would be received by a Person executing such transaction as agent.

6.	The Transfer is not part of a plan or scheme to evade the registration requirements of the Securities Act.

7.
If the Transferor is a dealer or a Person receiving a selling concession, fee or other remuneration in respect of the Notes and the Transfer is to be effected during the “distribution compliance period” (as defined in Regulation S), then (i) neither the Transferor nor any Person acting on its behalf knows that the Transferee is a “U.S. person” (as defined in Regulation S); and (ii) if the Transferor or any Person acting on its behalf knows that the Transferee is a dealer or is a Person receiving a selling concession, fee or other remuneration in respect of the Notes, then the Transferor or a Person acting on its behalf will send to the Transferee a confirmation or other notice stating that the Notes may be offered and sold during the distribution compliance period only in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

EXHIBIT D

FORM OF TRANSFER CERTIFICATE FROM TRANSFEREE

Kennedy-Wilson, Inc.
151 S El Camino Drive
Beverly Hills, California 90212
Attention: Chief Financial Officer

Wilmington Trust, National Association
Global Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Attention: Kennedy-Wilson, Inc. Administrator

Re:	5.875% Senior Notes due 2024

Ladies and Gentlemen:
Reference is made to that certain base indenture (the “Base Indenture”), dated as of March 25, 2014 (such Base Indenture, as amended, supplemented or otherwise modified from time to time, and, together with the First Supplemental Indenture (as defined below), the “Indenture”), between Kennedy-Wilson, Inc. (the “Issuer”) and Wilmington Trust, National Association, as trustee (the “Trustee”), and that certain Supplemental Indenture No. 1, dated as of March 25, 2014 (the “First Supplemental Indenture”), among the Issuer, the guarantors named therein and the Trustee, relating to the Issuer’s 5.875% Senior Notes due 2024 (the “Notes”). Capitalized terms used but not defined in this certificate have the respective meanings given to them in the Indenture.

The undersigned (the “Transferee”) certifies, in connection with its proposed acquisition (the “Acquisition”) of:
$         aggregate principal amount of Notes certifies as follows:

1.	Either (check one):

a.
☐    Rule 144A/IAI Transaction. The Transferee is acquiring the Notes for the Transferee’s own account or for an account with respect to which the Transferee exercises sole investment discretion, and the Transferee and such account are (check one):

i.	☐ a “qualified institutional buyer” (as defined under Rule 144A under the Securities Act); or

ii.	☐ an institutional “accredited investor” (as defined under Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).

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b.	☐ Regulation S Transaction. The Transferee acknowledges that the Acquisition is being made pursuant to Regulation S.

2.
The Transferee acknowledges that the offer and sale of such Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and that such Notes may not be offered, sold, pledged or otherwise transferred except as set forth below.

3.	The Transferee will not resell or otherwise transfer any of such Notes, except:

a.	to the Issuer or one of its Subsidiaries;

b.	under, and in accordance with, a registration statement that is effective under the Securities Act at the time of such transfer;

c.	to a Person that the Transferee reasonably believes to be a “qualified institutional buyer” in compliance with Rule 144A (if available); or

d.	pursuant to, and in accordance with, Rule 904 of Regulation S; or

e.	under any other available exemption from the registration requirements of the Securities Act (including, if available, the exemption provided by Rule 144).

4.
With respect to any transfer made pursuant to paragraph 3(e) above, the Transferee will deliver to the Issuer and the Trustee such certificates, legal opinions and other information as the Issuer or the Trustee may reasonably require and may rely upon to confirm that the transfer by the Transferee complies with the foregoing restrictions. The Transferee will, and each subsequent holder is required to, notify anyone who purchases such Notes from it of the above resale restrictions.

Each of the Transferor, the Trustee and the Issuer is entitled to rely upon this Certificate and is irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Dated:

(Name of Transferee)

By:
Name:
Title:

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